MARSHALL FUNDS, INC.

Supplement dated October 23, 2008 to:

Prospectuses dated October 31, 2007 for the Advisor Class (“Class A”), Investor Class (“Class Y”) and Institutional Class (“Class I”) and Prospectus dated January 31, 2008 (As Supplemented February 13, 2008) for the Institutional Class (“Class I”)

On October 2, 2008, the Marshall Prime Money Market Fund, the Marshall Government Money Market Fund and the Marshall Tax-Free Money Market Fund (each, a “Money Market Fund”) filed a Guarantee Agreement with the United States Department of the Treasury (the “Treasury”) to participate in the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”).  A Money Market Fund’s participation in the Program is not certain until the Guarantee Agreement is reviewed and accepted by the Treasury.  The Board of Directors determined that each Money Market Fund’s participation in the Program was in the best interests of the Money Market Fund and its shareholders.

Under the Program, the Treasury will guarantee the share price of shares of a Money Market Fund held by shareholders as of September 19, 2008 at $1.00 per share if the Money Market Fund’s net asset value per share falls below $0.995 (a “Guarantee Event”) and the Money Market Fund liquidates.  Recovery under the Program is subject to certain conditions and limitations, including the following:

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For shareholders of a Money Market Fund, the Program provides a guarantee for the lesser of:  (a) the number of Money Market Fund shares owned by the shareholder at the close of business on September 19, 2008; or (b) the number of Money Market Fund shares owned by the shareholder on the date of a Guarantee Event.

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The total amount of coverage available for all participants in the Program is limited to the amount of funds available under the Treasury’s Exchange Stabilization Fund at the time of a Guarantee Event, which amount was approximately $50 billion as of the date of this supplement.

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In order to recover, a Guarantee Event must occur during the term of the Money Market Fund’s participation in the Program.

Money Market Fund shares acquired by investors after September 19, 2008 that increase the number of Money Market Fund shares the investor held at the close of business on September 19, 2008 are not eligible for protection under the Program.  In addition, Money Market Fund shares acquired by investors who did not hold Money Market Fund shares at the close of business on September 19, 2008 are not eligible for protection under the Program.  Upon liquidation pursuant to the Program, any Money Market Fund shares not eligible for protection under the Program will only receive the Money Market Fund’s net asset value per share, which may be less than $1.00.

The Program will be in effect for a three-month term expiring on December 18, 2008, after which the Secretary of the Treasury will determine whether to extend the Program.  Participation by each Money Market Fund in the initial three-month term of the Program required a payment to the Treasury in the amount of 0.01% of the Money Market Fund’s net asset value as of September 19, 2008.  That expense is borne by all shares of each Money Market Fund, including those that do not receive the protection of the Program, and is treated as an extraordinary expense that is not subject to reimbursement under the Adviser’s voluntary expense waiver in effect for each Money Market Fund.  As a result, it is anticipated that the current expense ratios for each Money Market Fund’s Class I, Class Y and, with respect to the Marshall Prime Money Market Fund, Class A shares, will increase above 0.20%, 0.45% and 0.75%, respectively, with a corresponding reduction in the dividends paid on the shares of any such Money Market Fund, during the period while the Money Market Fund is participating in the Program.

The Secretary of the Treasury may extend the Program through the close of business on September 18, 2009.  If the Program is extended beyond the three-month term ending December 18, 2008, the Board of Directors must determine whether each Money Market Fund will continue to participate in the Program and incur any additional fees related thereto.

Further information about the Program can be obtained at http://www.ustreas.gov.

M&I Distributors, LLC (“MID”) replaced Grand Distribution Services, LLC (“Grand”) as the distributor of the Marshall Funds, Inc. (the “Funds”) effective September 2, 2008.  All references to Grand as distributor in the Funds’ Prospectuses and Statement of Additional Information are replaced with MID.  Also, set forth below are three additional modifications related to the replacement of Grand by MID.

Information in the Class A, Class Y and Class I Prospectuses under the heading “Distributor” in the section entitled “Marshall Funds, Inc. Information” is modified to read as follows:

M&I Distributors, LLC (“MID”), a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc., acts as principal distributor of the Funds’ shares.  All fees of the distributor are paid by M&I Trust.  MID is an affiliate of the Adviser and M&I Trust.

The first two paragraphs under the section entitled “How Are the Fund Shares Sold?” in the Statement of Additional Information, other than the table in the second paragraph, are modified to read as follows:

M&I Distributors, LLC (“MID”), located at 111 East Kilbourn Avenue, Milwaukee, Wisconsin 53202, serves as principal distributor of the Funds’ shares (the “Distributor”).  Under a Distribution Agreement with the Funds, MID offers the Funds’ shares on a continuous, best-efforts basis.  MID is an affiliate of the Adviser and M&I Trust.  Prior to September 2, 2008, the Funds’ distributor was Grand Distribution Services, LLC (“Grand”).

For the fiscal years ended August 31, 2007, 2006 and 2005, the previous distributor, Grand, received the following commissions for Advisor Class shares:

The address for the Distributor under the section entitled “Addresses” in the Statement of Additional Information is modified to read as follows:

Distributor:

M&I Distributors, LLC

111 East Kilbourn Avenue

Milwaukee, Wisconsin 53202

Information in the Class A and Class Y Prospectuses regarding the investment strategies of the Marshall Aggregate Bond Fund, Marshall Government Income Fund, Marshall Short-Intermediate Bond Fund, Marshall Intermediate Tax-Free Fund and Marshall Short-Term Income Fund in the section entitled “Risk/Return Summary” for the Funds is modified to read as follows:

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AGGREGATE BOND FUND:  The Fund invests at least 80% of its assets in bonds. Fund investments include corporate, asset-backed and mortgage-backed securities with a minimum rating in the lowest investment grade category (i.e., BBB or Baa) at the time of purchase and U.S. government securities. The Adviser’s strategy for achieving total return is to adjust the Fund’s weightings in these sectors as it deems appropriate. The Adviser uses macroeconomic, credit and market analysis to select portfolio securities. The Fund normally maintains an average dollar-weighted effective maturity of three to ten years. Effective maturity takes into account the possibility that a bond may have prepayments or may be called by the issuer before its stated maturity date.

GOVERNMENT INCOME FUND:  The Fund invests at least 80% of its assets in U.S. government securities. The Adviser considers macroeconomic conditions and uses credit and market analysis in developing the overall portfolio strategy. Current and historical interest rate relationships are used to evaluate market sectors and individual securities. The Fund normally maintains an average dollar-weighted effective maturity of four to twelve years. Effective maturity takes into account the possibility that a bond may have prepayments or may be called by the issuer before its stated maturity date.

SHORT-INTERMEDIATE BOND FUND:  The Fund invests at least 80% of its assets in bonds. Fund investments include corporate, asset-backed and mortgage- backed securities with a minimum rating in the lowest investment grade category (i.e., BBB or Baa) at the time of purchase and U.S. government securities. The Adviser’s strategy for achieving total return is to adjust the Fund’s weightings in these sectors as it deems appropriate. The Adviser uses macroeconomic, credit and market analysis to select portfolio securities. The Fund normally maintains an average dollar-weighted effective maturity of three to ten years. Effective maturity takes into account the possibility that a bond may have prepayments or may be called by the issuer before its stated maturity date.

INTERMEDIATE TAX-FREE FUND:  The Fund invests at least 80% of its assets in municipal securities, the income from which is exempt from federal income tax (including the federal alternative minimum tax (AMT)). Fund assets are invested in investment grade municipal securities, which include debt obligations of states, territories and possessions of the U.S. and political subdivisions and financing authorities of these entities that provide income exempt from federal income tax (including the federal AMT). The Adviser selects Fund investments after assessing factors such as the cyclical trend in interest rates, the shape of the municipal yield curve, tax rates, sector valuation and municipal bond supplies. The Fund maintains an average dollar-weighted effective maturity of three to ten years. Effective maturity takes into account the possibility that a bond may have prepayments or may be called by the issuer before its stated maturity date.

SHORT-TERM INCOME FUND:  The Fund invests at least 80% of its assets in short- to intermediate-term fixed income securities. Fund investments include corporate, asset-backed and mortgage-backed securities with a minimum rating in the lowest investment grade category (i.e., BBB or Baa) at the time of purchase and U.S. government securities. In addition, the Fund may invest in securities issued by other investment companies that in turn invest in bonds and other financial instruments (including securities with credit ratings below investment grade commonly known as high-yield securities). Such investments may involve duplication of advisory fees and certain other expenses. The Adviser changes the Fund’s weightings in these sectors as it deems appropriate and uses macroeconomic, credit and market analysis to select portfolio securities. The Fund normally maintains an average dollar-weighted effective maturity of six months to three years. Effective maturity takes into account the possibility that a bond may have prepayments or may be called by the issuer before its stated maturity date.

Information in the Class A, Class Y and Class I Prospectuses regarding the management of the Marshall Large-Cap Value Fund under the heading “Portfolio Managers” in the section entitled “Marshall Funds, Inc. Information” is modified as to read follows:

The LARGE-CAP VALUE FUND is managed by Daniel P. Brown. Mr. Brown, a Vice President and a Portfolio Manager of the Adviser, joined the Adviser in 1997. Prior to joining the Adviser, he held positions with Kemper Securities Group and Mutual Savings Bank. Mr. Brown is a Chartered Financial Analyst and a member of the CFA Institute, the Milwaukee Investment Analysts Society and the Chicago Quantitative Alliance. He holds a B.B.A. degree in Finance from the University of Wisconsin-Milwaukee.

Thank you for your investment in the Marshall Funds.  If you have any questions, please contact Marshall Investor Services at 1-800-580-3863 (Advisor Class) or 1-800-236-3863 (Investor or Institutional Class).

Please keep this Prospectus Supplement with your records.

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